                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                          ALADDIN GAMING HOLDINGS, LLC
                             ALADDIN CAPITAL CORP.

    This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Aladdin Gaming Holdings, LLC and Aladdin Capital Corp.
(collectively, the "Issuers") made pursuant to the Prospectus, dated       ,
1998 (the "Prospectus"), if certificates for the outstanding 13 1/2% Series A Senior Discount Notes due 2010 of the Issuers (the "Old Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach State Street Bank and Trust Company, as exchange agent (the "Exchange Agent") prior to 5:00 P.M., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to the Exchange Agent as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

        DELIVERY TO: State Street Bank and Trust Company, Exchange Agent

                  BY MAIL:                                 BY OVERNIGHT COURIER:

     State Street Bank and Trust Company            State Street Bank and Trust Company
     Two International Place, 4th Floor             Two International Place, 4th Floor
         Boston, Massachusetts 02110                    Boston, Massachusetts 02110
    Attention: Corporate Trust Department          Attention: Corporate Trust Department

             BY HAND: IN BOSTON                          BY FACSIMILE TRANSMISSION
                                                     (FOR ELIGIBLE INSTITUTIONS ONLY):
     State Street Bank and Trust Company                      (617) 664-5314
           Two International Place
        Fourth Floor, Corporate Trust              Attention: Corporate Trust Department
         Boston, Massachusetts 02110
                                                           CONFIRM BY TELEPHONE
                                                              (617) 664-5314

                             FOR INFORMATION CALL:
                                 (617) 664-5587

    DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

    Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Issuers the principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedure described in "The Exchange Offer--Procedures for Tendering Old Notes" section of the Prospectus.

Principal Amount of Old Notes
        Tendered:*
$ --------------------------------------

------------------------

* Must be in denominations of principal amount at maturity of $1,000 and any integral multiple thereof.

Certificate Nos. (if available):               If Old Notes will be delivered by book-entry
---------------------------------------------  transfer to The Depository Trust Company,
Total Principal Amount at Maturity             provide account number.
Represented by
      Old Notes Certificate(s):

$ ---------------------------------------      Account Number ------------------------

--------------------------------------------------------------------------------

    ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.

--------------------------------------------------------------------------------

                                PLEASE SIGN HERE

X
---------------------------------
------------

X
---------------------------------
------------

  Signature(s) of Owner(s)                     Date

  or Authorized Signatory

Area Code and Telephone Number:
--------------------------

    Must be signed by the holder(s) of Old Notes as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):     ------------------------------------------------------------------------------

             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------

Capacity:    ------------------------------------------------------------------------------

Address(es): ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

    The undersigned, a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program, hereby guarantees that the certificates representing the principal amount at maturity of Old Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer--Procedures for Tendering Old Notes" section of the Prospectus, together with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the Expiration Date.

--------------------------------------------   --------------------------------------------
                Name of Firm                               Authorized Signature

--------------------------------------------   --------------------------------------------
                   Address                                         Title

--------------------------------------------    Name:  ------------------------------------
                                     Zip Code             (Please Type or Print)

 Area Code and Tel. No. -------------------    Dated: -------------------------------------

NOTE: DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. CERTIFICATES FOR OLD NOTES SHOULD BE SENT ONLY WITH A COPY OF YOUR PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.

                                       3